Exhibit 10.5

AMENDMENT NO. 1 AND JOINDER TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 and Joinder to Registration Rights Agreement (this “Amendment”) dated as of June 3, 2020 (the “Effective Date”) is entered into by and among Great Ajax Corp., a Maryland corporation (the “Company”) and the Purchasers set forth on the signature pages hereto. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below).

WHEREAS, each of the Company and certain of the Purchasers, among others, executed and delivered the Securities Purchase Agreement, pursuant to which on April 6, 2020 the Company issued and sold, and each of such initial Purchasers purchased, the number of shares of Preferred Stock and Warrants (the “Original Securities”) set forth next to the name of such Purchaser on Schedule II thereto;

WHEREAS, in connection with the issuance of the Original Securities, the Company and the Purchasers originally party to the Securities Purchase Agreement executed and delivered the Registration Rights Agreement dated as of April 6, 2020 (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agreed to register under the Securities Act the resale of the Registrable Securities on the terms and conditions set forth therein;

WHEREAS, the Company has been aware since the negotiation of the transactions contemplated by the Securities Purchase Agreement, it has been the stated intent of Magnetar Capital, LLC (“Magnetar”), as investment manager or adviser to the Purchasers that purchased securities on April 6, 2020, to permit certain other investment funds or accounts, managed or advised by Magnetar (including the Option Purchasers (as defined herein), the “Additional Parties“) to participate in the transactions contemplated by the Securities Purchase Agreement (and the other agreements related thereto), including allowing such Additional Parties to purchase the Option Securities;

WHEREAS, on June 1, 2020, the Purchasers delivered a written notice to the Company pursuant to which the Purchasers exercised in full their option set forth in the Securities Purchase Agreement (the “Option Exercise”) to purchase the Option Securities (as defined in the Securities Purchase Agreement);

WHEREAS, in respect of the exercise of the option to purchase the Option Securities by the Purchasers and the Company’s issuance and sale of the Option Securities to certain of the Purchasers against payment therefor, as of the date hereof, the Company and the Purchasers, among others, have executed and delivered an Amendment No. 1 and Joinder to Securities Purchase Agreement in order to, among other things, update the definition of “Purchasers” and the list of Purchasers attached as Schedule II thereto; and

WHEREAS, the parties hereto desire to enter into this Amendment in order to, among other things, update the list of Purchasers attached as Exhibit A to the Registration Rights Agreement and effective as of the date hereof join the Option Purchasers as parties to the Registration Rights Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.	Acknowledgment. Each of the parties hereto acknowledges and agrees that it was the original intent of the parties to the Securities Purchase Agreement to permit the Additional Parties to participate in the transactions contemplated by the Securities Purchase Agreement (and the other agreements related thereto, including the Registration Rights Agreement), including allowing any such Additional Parties to obtain the registration and other rights contemplated by the Registration Rights Agreement.

2.	Amendments.

a.	Schedule A of the Registration Rights Agreement is hereby amended and restated in its entirety as set forth in Schedule A hereto, and the definitions of “Purchaser” and “Purchasers” in the Registration Rights Agreement are hereby amended and restated in their entirety to include each Purchaser set forth in Schedule A hereto.

b.	The definition of “Securities Purchase Agreement” in the Registration Rights Agreement is hereby amended and restated in its entirety with the following definition:

““Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of April 3 2020, by and among the Company, Great Ajax Operating Partnership, L.P. Thetis Asset Management LLC and certain Purchasers thereto, as amended by Amendment No. 1 and Joinder thereto, dated as of June 3, 2020.”

3.	Joinder. Effective as of the date hereof, each of the Magnetar Constellation Master Fund, Ltd., Purpose Credit Alternative Fund – F LLC and Purpose Credit Alternative Fund – T LLC (collectively, the “Option Purchasers” and each, an “Option Purchaser”) hereby agrees to become a party to, be bound by, and comply with the terms and conditions set forth in the Registration Rights Agreement, as amended by this Amendment, with all of the rights, privileges and obligations as if such Option Purchaser had executed and delivered the Registration Rights Agreement as a First Closing Purchaser thereunder. Each of the Company and the Purchasers hereby agree that each Option Purchaser shall be treated as a party to the Registration Rights Agreement and shall be deemed to have all rights and privileges necessary to exercise the rights of a Purchaser thereunder.

4.	Other Agreements. The Company and the Purchasers hereby agree that the provisions set forth in Article III of the Registration Rights Agreement are hereby incorporated by reference into this Amendment in their entirety, and shall constitute valid, binding and enforceable agreements and shall have the same force and effect among the parties hereto as they do with respect to the Registration Rights Agreement.

5.	Miscellaneous. In the event of a conflict between the terms, conditions and provisions set forth in this Amendment and those set forth in the Registration Rights Agreement, the provisions set forth in this Amendment shall prevail.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

GREAT AJAX CORP.

By:	/s/ Lawrence Mendelsohn
Name: Lawrence Mendelsohn
Title: Chief Executive Officer

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR CONSTELLATION FUND V LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR CONSTELLATION FUND V LLC

By: MAGNETAR FINANCIAL LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR LONGHORN FUND LP

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR SC FUND LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR STRUCTURED CREDIT FUND, LP

By: MAGNETAR FINANCIAL LLC, its general partner

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR XING HE MASTER FUND LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGNETAR CONSTELLATION MASTER FUND, LTD

By: MAGNETAR FINANCIAL LLC, its investment manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PURPOSE CREDIT ALTERNATIVE FUND – F LLC

By: MAGNETAR FINANCIAL LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PURPOSE CREDIT ALTERNATIVE FUND – T LLC

By: MAGNETAR FINANCIAL LLC, its manager

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

Signature Page to Amendment No. 1 and Joinder to Registration Rights Agreement

(Great Ajax Corp.)